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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 18, 1997

                           SYQUEST TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                0-19674                                    94-2793941
        (Commission File Number)               (IRS Employer Identification No.)


               47071 Bayside Parkway, Fremont, California 94538
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code
                                (510) 226-4000

                                Not Applicable
        (Former name or former address, if changed since last report.)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5          Other Events

Exchange of Debt for Equity

                On December 18, 1997, Registrant exchanged $432,738 of its trade debt owed to CAM Advanced Technologies (M) Sdn. Bhd. ("CAM") for 141,302 shares (the "Shares") of Registrant's common stock ("Common Stock") pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

                CAM warranted to Registrant that it is an accredited investor under Regulation D. Registrant entered into a registration rights agreement with CAM, whereby Registrant is required to register such Shares for resale.

THE FOREGOING DESCRIPTION OF THE DEBT TO EQUITY CONVERSIONS IS ONLY A BRIEF SUMMARY, DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT 10.1 TO THIS REPORT ON FORM 8-K, WHICH IS INCORPORATED HEREIN BY THIS REFERENCE.

Filing of Registration Statement on Form S-3.

                On January 9, 1997, Registrant filed an amendment to its registration statement on Form S-3, which registration statement was previously filed on November 14, 1997, Registration No. 333-40329. Said amended registration statement relates to the registration of Registrant's Common Stock for resale by certain Stockholders (as described in the Registration Statement attached hereto as Exhibit 99.1 and incorporated herein by this reference). As part of the registration statement, Registrant updated the risk factors and other information relevant to a decision whether to invest in Registrant's Common Stock.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

                (c)     Exhibits

10.1 Securities Purchase Agreement dated as of December 18, 1997, between Registrant and CAM Advanced Technologies (M) Sdn. Bhd. including the exhibit form of Registration Rights Agreement.

99.1 Registrant's Registration Statement, as amended, of Form S-3, as filed with the Securities and Exchange Commission on January 9, 1998.
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                Pursuant to the requirements of the Securities Exchange Act of
1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYQUEST TECHNOLOGY, INC.
                                                (Registrant)

Dated:  January 9, 1998                                 By /s/ Bob L. Corey
                                                           -------------------
                                                        Bob L. Corey
                                                        Chief Financial Officer